Exhibit 1

                            AGREEMENT OF JOINT FILING

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13D and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of common stock, par value $0.001 per share, of AmeriVest Properties Inc., a Maryland corporation.

Dated:  September 16, 2005               NORTH STAR PARTNERS, L.P.

                                         By:    NS Advisors, LLC
                                                General Partner

                                         By:    /s/Andrew R. Jones
                                                --------------------------------
                                                Andrew R. Jones, Managing Member

                                         NORTH STAR PARTNERS II, L.P.

                                         By:    NS Advisors, LLC
                                                General Partner

                                         By:    /s/Andrew R. Jones
                                                --------------------------------
                                                Andrew R. Jones, Managing Member

                                         NS OFFSHORE, LTD.

                                         By:    NS Advisors, LLC
                                                Sole Manager

                                         By:    /s/Andrew R. Jones
                                                --------------------------------
                                                Andrew R. Jones, Managing Member

                                         CIRCLE T EXPLORER MASTER LIMITED

                                         By:    NS Advisors, LLC
                                                Portfolio Manager

                                         By:    /s/Andrew R. Jones
                                                --------------------------------
                                                Andrew R. Jones, Managing Member

                                         NS ADVISORS, LLC


                                         By:    /s/Andrew R. Jones
                                                --------------------------------
                                                Andrew R. Jones, Managing Member

                                         /s/Andrew R. Jones
                                         ---------------------------------------
                                         Andrew R. Jones, Individually